UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2018

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.      Material Modification to Rights of Security Holders.

On September 27, 2018, InVivo Therapeutics Holdings Corp. (the “Company”) entered into an Amendment to Warrant Agency Agreement and Warrants (the “Amendment”) with Continental Stock Transfer & Trust Company (“Continental”) that amends that certain Warrant Agency Agreement, by and between the Company and Continental, as Warrant Agent, (the “Warrant Agency Agreement”), dated June 25, 2018, and that certain Series A Common Stock Purchase Warrant  (CUSIP: 46186M 126; ISIN: US46186M1264) (the “Series A Warrant”), dated June 25, 2018,  and that certain Series B Pre-Funded Common Stock Purchase Warrant (CUSIP: 46186M 134; ISIN: US46186M1348) (the “Series B Warrant,” and together with the Series A Warrant, the “Warrants”), dated June 25, 2018.

The Amendment amends Section 3(e) of each of the Warrants to add a provision that allows the Company or a successor entity whose stock is not listed on a trading market to, in connection with a Fundamental Transaction (as such term is defined in the Warrants) that is not within the Company’s control, purchase the Warrant from the holder, at the holder’s option, by paying the same form of consideration in the same proportion that is offered to the holders of the Company’s common stock in connection with the Fundamental Transaction, including cash, stock, any combination thereof and any choice of consideration thereof,  in an amount equal to the Black Sholes Value of the remaining unexercised portion of the Warrant on the consummation date of the Fundamental Transaction.

The Warrants,  and shares of common stock issuable upon exercise of the Warrants, are registered on the Form S-1 that was filed with the Securities and Exchange Commission (“SEC”) on April 24, 2018 and declared effective by the SEC on June 20, 2018 (File No. 333-224424), and an additional registration statement filed pursuant to Rule 462(b) (File No. 333-225768), which became effective when filed. When required, the Company will amend or supplement the prospectus to reflect the changes to Section 3(e) of the Warrants, which will be filed with the SEC and mailed to the holders of record of the Warrants.

The foregoing descriptions of the Amendment are not complete and are qualified in their entirety by reference to the full text of the Amendment to Warrant Agency Agreement and Warrants, the Form of Series A Common Stock Purchase Warrant, as amended, and the Form of Series B Common Stock Purchase Warrant, as amended, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 7.01.        Regulation FD Disclosure.

On September 28, 2018, InVivo Therapeutics, Inc. posted an updated corporate presentation in the “Investor Relations” section of its website at www.invivotherapeutics.com.

Item 8.01.        Other Events.

On September 28, 2018, the Company issued a press release with respect to the foregoing. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description

10.1

Amendment to Warrant Agency Agreement, by and between InVivo Therapeutics Holdings Corp. and Continental Stock Transfer & Trust Company, as Warrant Agent, form of Series A Common Stock Purchase Warrant and form of Series B Common Stock Purchase Warrant, dated September 27, 2018.

10.2	Form of Series A Common Stock Purchase Warrant, as amended.
10.3	Form of Series B Common Stock Purchase Warrant, as amended.
99.1	Press Release issued by the Company on September 28, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: September 28, 2018	By:	/s/ Richard Toselli
	Name:	Richard Toselli
	Title:	President and Chief Executive Officer